As filed with the Securities and Exchange Commission on April 1, 2026

Securities Act File No. 333-292121

Investment Company Act File No. 811-24147

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Parvin Decentralized Fund

Exact Name of Registrant as Specified in Charter

401 E. 8th Street, Suite 200,

Sioux Falls, SD 57103

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(610) 806-9001

Registrant’s Telephone Number, including Area Code

J. Steven Smith

401 E. 8th Street, Suite 200,

Sioux Falls, SD 57103

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

Joel D. Corriero
Stradley Ronon Stevens & Young, LLP 2005 Market Street Suite 2600 Philadelphia, Pennsylvania 19103

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary Prospectus Dated April 1, 2026

PARVIN DECENTRALIZED FUND

The Parvin Decentralized Fund (the “Decent Fund” or the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Decent Fund intends to operate as a “tender offer fund,” which means that it is subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). This Prospectus applies to the offering of one class of common shares of beneficial interest of the Fund (the “Shares”), which are continuously offered and sold at their offering price, which is net asset value (“NAV”) per Share. The Fund may offer additional classes of Shares in the future.

	Price to Public(1)	Proceeds to the Fund(2)
Per Share	$[__]	$[__]
Total	$[__]	$[__]
(1)	[__] acts as the principal underwriter and distributor of the Fund’s Shares on a best-efforts basis. The minimum initial investment in the Fund is $[__] , and the minimum additional investment is $[__]. See “Purchasing Shares.”
(2)	Before expenses and assuming all Shares currently registered are sold in the offering. Shares will be offered in a continuous offering daily based on the NAV per Share calculated as of the close of the business day. The Fund’s fees and expenses are described under “Summary of Fund Expenses.”

The Fund’s investment adviser is Parvin Fund Management, LLC (the “Adviser”). The Fund’s investment sub-adviser is Parvin Asset Management, LLC (the “Sub-Adviser”). The Adviser and Sub-Adviser are SEC registered investment advisers with offices located at 401 E. 8th Street, Suite 200 Sioux Falls, SD 57103.

Investment objective. The Decent Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation. The Decent Fund cannot guarantee that it will meet its investment objective.

Portfolio management strategies. The Decent Fund seeks to achieve its investment objective by investing in securities of public and private companies within the “Decentralized Infrastructure Industry,” as defined below, and U.S. Treasury Floating Rate Notes. The Sub-Adviser believes these positions may provide an opportunity for meaningful synergistic growth as well as dependable income. Under normal circumstances, the Decent Fund currently seeks to invest in the Decentralized Infrastructure Industry through a mix of investments, principally comprised of companies that provide exposure to decentralized sources of economic production and control, including (1) unregistered shares of an alternative energy company, Brilliant Light Power, which is developing a decentralized energy source and (2) publicly traded shares (including common stock and American Depositary Receipts (“ADRs”)) of domestic and foreign precious metals miners, which provide exposure to decentralized assets, such as gold.

Repurchases of Shares. The Decent Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Decent Fund’s repurchase offers, if any, as their sole means of liquidating their investment. Additional information regarding Share repurchases is set forth under “REPURCHASES OF SHARES.” The Decent Fund is not a liquid investment. No Shareholder will have the right to require the Decent Fund to redeem its Shares. The Decent Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders. Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board of Trustees of the Decent Fund (the “Board”) from time to time in its sole discretion.

[The Decent Fund does not currently plan to repurchase Shares for five (5) years or whenever Brilliant Light Power completes its initial public offering, whichever occurs first. However, the Adviser may recommend at any time to the Board that the Decent Fund conduct repurchase offers of no more than 5% of the Decent Fund’s net assets]. If a repurchase offer is oversubscribed, Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that repurchases will occur at all. Moreover, in the event the Decent Fund conducts a repurchase offer, you may not be able to tender your Shares when or in the amount that you desire.

Investor Suitability:

▪	The Decent Fund has no prior operating history.
▪	Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) or the terms of a repurchase or tender offer, if any.
▪	The Shares are not listed for trading on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Investors in Shares (“Shareholders”) should consider Shares of the Decent Fund to be an illiquid investment.
▪	The Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund. Although the Fund may offer to repurchase Shares from time to time, it has no obligation to do so. The frequency and timing of any repurchase offers are subject to the discretion of the Board.
▪	Because the Shares are not listed on an exchange, Shareholders should not expect to be able to sell Shares when or in the amount desired, regardless of how the Decent Fund performs and, as a result, may be unable to reduce exposure during any market downturn.
▪	The amounts distributed and frequency of distributions that the Fund may pay, if any, is uncertain.
▪	The Decent Fund is designed primarily for long-term investors. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.
▪	An investment in the Shares is not suitable if an investor might need access in the foreseeable future to money invested.
▪	The Decent Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and borrowings.

This Prospectus concisely provides information that you should know about the Fund before investing. Investing in the Fund involves risks. You could lose some or all of your investment. An investment in the Fund involves significant risks, including risks associated with the Fund’s possible use of leverage. See “Risk Factors—Leverage.” You should carefully consider these risks together with all of the other information in this Prospectus and any related prospectus supplement before making a decision to invest in the Fund. See “RISK FACTORS” beginning on page [ ].

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You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Decent Fund, including the Fund’s statement of additional information (the “SAI”), dated [_______], 2026 has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI, and annual and semi-annual reports of the Fund (when available), other information about the Fund, and make Shareholder inquiries without charge by writing to the Fund, c/o [____________], [_____________] or by calling the Decent Fund toll-free at [_________], or by visiting the Fund’s website [_______], when available. The SAI is incorporated by reference into this Prospectus in its entirety. You can also obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Decent Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the cover page hereof.

As permitted by SEC regulations, paper copies of the Decent Fund’s shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Decent Fund, c/o [____________], [_____________] or by calling toll-free at [_________]. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is [___________], 2026.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Agreement and Declaration of Trust.

The Fund

The Decent Fund is a Delaware statutory trust that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on November 12, 2025. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Offering

This Prospectus applies to the offering of one class of common shares of beneficial interest of the Fund (“Shares”), which are continuously offered through [__________] (the “Distributor”) on a best-efforts basis. No escrow arrangements have been established in connection with the continuous offering. Shares are sold at their offering price, which is net asset value (“NAV”) per Share, plus sales charges where applicable. While neither the Fund nor the Distributor impose an initial sales charge on Shares, if you buy Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

Investing in the Shares is speculative and involves certain risks, including the possible loss of the entire principal amount that you invest. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to purchase the Shares.

Investment Objective and Strategy

The Decent Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation.

The Decent Fund seeks to achieve its investment objective by investing in securities of public and private companies within the Decentralized Infrastructure Industry and U.S. Treasury Floating Rate Notes. The Sub-Adviser believes these positions may provide an opportunity for meaningful synergistic growth as well as dependable income.

The Sub-Adviser defines the “Decentralized Infrastructure Industry” as being comprised of a group of industries that includes companies that the Sub-Adviser, through its own analysis, believes support independent, self-reliant lifestyles that are not dependent on any form of centralized control established to create dependency or monopolize human needs such as communication, education, energy, food, healthcare, money and credit, safety and shelter, among other basic requirements of civilized society.

Under normal circumstances, the Fund currently seeks to invest in the Decentralized Infrastructure Industry through a mix of investments, principally comprised of companies that provide exposure to decentralized sources of economic production and control, including (1) unregistered shares of an alternative energy company, Brilliant Light Power, which is developing a decentralized energy source and (2) publicly traded shares (including common stock and ADRs) of domestic and foreign precious metals miners, which provide exposure to decentralized assets, such as gold. The Decent Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in securities of the Decentralized Infrastructure Industry.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

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Risk Factors

An investment in the Decent Fund involves substantial risks and special considerations including market risks, strategy risks and risks associated with Fund Investments, such as the Sub-Adviser’s lack of control over certain Fund Investments. A substantial portion of the Fund’s portfolio is expected to consist of investments that are illiquid or subject to significant restrictions on transfer. Illiquid investments may be difficult or impossible to sell at desired times or prices, may require significant discounts to dispose of, and may delay or limit the Fund’s ability to satisfy repurchase requests. For these and other reasons, there can be no assurance that the Decent Fund’s investment activities will be successful or that the Shareholders will not suffer losses. Investors should review carefully the “RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested. Additional discussion of the risks associated with an investment in the Decent Fund can be found under “GENERAL RISKS,” “INVESTMENT RELATED RISKS,” “BUSINESS AND STRUCTURE RELATED RISKS,” “MANAGEMENT RELATED RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Management of the Fund

The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

Pursuant to an investment management agreement (the “Investment Management Agreement”), Parvin Fund Management, LLC, an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Decent Fund’s investment adviser. The Adviser was formed as a limited liability company under the laws of the State of South Dakota and is located at 401 E. 8th Street, Suite 200 Sioux Falls, SD 57103.

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), the Adviser has engaged Parvin Asset Management, LLC, as sub-adviser to manage the Fund’s investment program. The Sub-Adviser is a registered investment adviser under the Advisers Act, and provides investment services to open-end management investment companies and separate accounts held by individual and institutional investors. The Sub-Adviser was formed as a limited liability company under the laws of the State of South Dakota and is located at 401 E. 8th Street, Suite 200 Sioux Falls, SD 57103.

Administrator and Transfer Agent

The Decent Fund has retained [____________] (the “Administrator”) to provide certain administrative and transfer agency services. The Fund compensates the Administrator for these services.

Purchasing Shares

The minimum initial investment in Shares is $2,500 and the minimum additional investment is $100. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than the minimum initial investment and incremental contributions are not less than the minimum additional investment.

Shares are continually offered for purchase at NAV as of the end of each business day. Any sale of shares is subject to the receipt of cleared funds on or prior to the date shares are purchased.

The Fund reserves the right to accept or reject (in whole or in part), in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the purchase of shares is set forth under “PURCHASING SHARES.”

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Repurchases of Shares

The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offers, if any, as their sole means of liquidating their investment. Additional information regarding Share repurchases is set forth under “REPURCHASES OF SHARES.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for a five-year period of time, or longer.

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

[The Fund does not currently plan to repurchase Shares for five (5) years or whenever Brilliant Light Power completes its initial public offering, whichever occurs first. However, the Adviser may recommend at any time to the Board that, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets.]

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[____] worth of Shares. If a shareholder fails to maintain the minimum balance, we may repurchase all of the shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, [less any early repurchase fee]. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

[A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares.] Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See “REPURCHASES OF SHARES.”

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SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table and the related footnotes are based on estimated amounts and reflect a weighted average of the Fund’s anticipated net assets during its first year of operation. The fees and expenses table include estimated offering and organizational expenses of the Fund.

Shareholder Transaction Expenses

(fees paid directly from your investment):

Shares
Maximum Initial Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None(1)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or repurchase proceeds, whichever is lower)	None
Dividend Reinvestment Fees	None
Repurchase Fee (as a percentage of amount redeemed)	2.00%(2)

Annual Expenses

(expenses that you pay each year as a percentage of the value of your investment):

Percentage of Net Assets Attributable to Shares
Management Fees	[___]%
Distribution and Service (12b-1) Fees	N/A
Other Expenses(1)	[___]%
Total Annual Expenses	[___]%

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return(1):

Shares
1 Year	$[__]
3 Years	$[__]
5 Years	$[__]
10 Years	$[__]
(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The Management Fee is calculated as a percentage of “Managed Investments”. Managed Investments include the value of the Fund’s total assets, including assets attributable to leverage, but excludes cash and cash equivalents. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that the Annual Expenses (as described above) remain the same during the first year. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

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FINANCIAL HIGHLIGHTS

The Fund and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

USE OF PROCEEDS

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds of an offering will be invested in cash, short-term investments, including high quality, short-term securities, or may be invested in short-, intermediate-, or long-term U.S. Treasury securities. The Fund may also purchase securities issued by affiliated or unaffiliated open- and closed-end funds, that invest primarily in investments of the types in which the Fund may invest directly. Any such investments in open- or closed-end funds will be in compliance with the limitations imposed by the Investment Company Act and the rules promulgated thereunder.

THE FUND

The Fund is a Delaware statutory trust that is registered under the Investment Company Act as a closed-end management investment company. The Fund is non-diversified and intends to operate as a tender offer fund, which means that it is subject to the requirements of Rule 13e-4 under 1934 Act with respect thereto. The Fund was organized as a Delaware statutory trust on November 12, 2025.

The following provides information about the Fund’s Shares as of [__], 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	[__]	[__]

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

Investment Strategy

The Decent Fund seeks to achieve its investment objective by investing in securities of public and private companies within the Decentralized Infrastructure Industry and U.S. Treasury Floating Rate Notes. The Sub-Adviser believes these positions may provide an opportunity for meaningful synergistic growth as well as dependable income.

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Under normal circumstances, the Fund currently seeks to invest in the Decentralized Infrastructure Industry through a mix of investments, principally comprised of companies that provide exposure to decentralized sources of economic production and control, including (1) unregistered shares of an alternative energy company, Brilliant Light Power, which is developing a decentralized energy source and (2) publicly traded shares (including common stock and ADRs) of domestic and foreign precious metals miners, which provide exposure to decentralized assets, such as gold. The Decent Fund will concentrate its investments (i.e., invest more than 25% of its net assets) in securities of the Decentralized Infrastructure Industry.

The Fund may utilize derivatives, including options, and make investments in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act, to obtain exposure to any of the Fund’s investments.

Brilliant Light Power is a private company that claims to have developed a commercially competitive, nonpolluting source of energy that forms a predicted, previously undiscovered, more stable form of hydrogen called “Hydrino.” Utilizing this technology, Brilliant Light Power has engineered a modular, scalable electric generator called SunCell® that is a fraction of the weight and size of an internal combustion engine of the same power output, which is intended to be used in any power application alone or ganged to larger capacity. Brilliant Light Power believes that its technology, comprising the process of the conversion of the hydrogen of water into dark matter and the SunCell® to harness the energy release as electrical output power, could represent a solution to climate change while providing power to generally all applications in the form of electricity at a fraction of the cost of any conventional source, most of which emit pollutants. There is no guarantee that Brilliant Light Power will be successful or that its technology will produce the intended results.

The Sub-Adviser has chosen Brilliant Light Power for investment in the Fund’s portfolio based on its due diligence on the company, which includes ongoing monitoring of Brilliant Light Power’s corporate activities, discussions with Brilliant Light Power’s management team, and evaluation of public financial metrics, business presentations, press releases and other related information. Regardless of any due diligence conducted by the Sub-Adviser, there is no guarantee or representation made that the investment program of the Fund, including its investment in Brilliant Light Power, will be successful, that the Fund's investments will produce positive returns, or that the Fund will achieve its investment objective.

Liquidity Management

The Sub-Adviser may manage the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Sub-Adviser may make investments based, in part, on anticipated future distributions from Fund Investments. The Sub-Adviser also takes other anticipated cash flows into account, such as those relating to new Shareholders, the tender of Shares by Shareholders and distributions made to Shareholders. To forecast portfolio cash flows, the Sub-Adviser utilizes quantitative and qualitative factors, including quarterly financial statements, portfolio observations and qualitative forecasts by the Adviser’s and Sub-Adviser’s investment professionals.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” INVESTMENT RELATED RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase Fund Investments, to fund repurchase of Shares or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold Fund Investments purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

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Hedging Techniques

From time to time in its discretion, the Sub-Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, primarily including the purchase of listed market or sector index put options. The Fund may also write (sell) options contracts on individual, publicly traded equity positions.

There are certain risks associated with the use of such hedging techniques. See “INVESTMENT RELATED RISKS—Derivative Instruments” and “INVESTMENT RELATED RISKS—Currency Risk.”

Temporary and Defensive Strategies

The Fund may, from time to time in the Sub-Adviser’s discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Sub-Adviser’s discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the discretion of the Sub-Adviser or the Adviser. See “USE OF PROCEEDS.”

Other Policies

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “INVESTMENT RESTRICTIONS” in the SAI.

RISK FACTORS

The following are certain risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund. You could lose money by investing in the Fund. An investment in the Fund is not a deposit to a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Related Risks

Risks of Investing in Brilliant Light Power—Brilliant Light Power is a private company. Investments in private companies involve the same types of risks associated with an investment in a public operating company, although investments in private companies are more illiquid and highly speculative.

Brilliant Light Power is In Its early stages of development. Companies in their early stages of development are often characterized by short operating histories, new technologies or products, quickly evolving markets and management teams that may have limited experience working together, all of which enhance the difficulty of evaluating these acquisition opportunities. The management of Brilliant Light Power will need to implement and maintain successful sales and marketing and finance capabilities and other operational strategies in order to become and remain successful. The loss of key management personnel, such as its founder and CEO could be detrimental to the prospects of Brilliant Light Power. Other substantial operational risks to which Brilliant Light Power is subject include uncertain market acceptance of the company’s products or services, a high degree of regulatory risk for its business model, products and services, high levels of competition among similarly situated companies producing alternative energy power sources, lower capitalizations and fewer financial resources and the potential for rapid organizational or strategic change. Emerging technology companies, such as Brilliant Light Power, are subject to risk based on the characterization of the industry, including the possibility that rapid technological developments may render such companies’ technology obsolete, uneconomical or uncompetitive prior to the company achieving profitability. Certain of these companies will need substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies also generally have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, emerging growth companies, such as Brilliant Light Power, are more susceptible to macroeconomic effects and industry downturns. Such companies also face intense competition, including from companies with greater financial resources, more extensive marketing and service capabilities and a larger number of qualified personnel.

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Moreover, while Brilliant Light Power believes that its technology, could represent a solution to climate change while providing power to generally all applications in the form of electricity at a fraction of the cost of any conventional source, most of which emit pollutants, Brilliant Light Power is dependent on a limited number of products or services, a significant risk exists that a proposed service or product cannot be developed successfully with the resources available to the company. Rapidly changing technology can also make its product or service obsolete in a short period of time. There is no assurance that the development efforts of Brilliant Light Power will be successful, or, if successful, will be completed within the budget or time period originally estimated. The consequences of failure of such products or services could be devastating to the prospects of Brilliant Light Power, which in turn would negatively affect the Fund’s performance. The Fund’s investment in Brilliant Light Power will be highly illiquid, and there can be no assurance that the Fund will be able to realize its investment in Brilliant Light Power at any given time, absent a subsequent public offering.

Decentralized Infrastructure Industry Risk— The risks of investing in the Decentralized Infrastructure Industry include the risks of focusing investments in the materials, communications, consumer staples, healthcare and energy sectors, and adverse developments in these sectors may significantly affect the value of the Shares. The investment risks associated with investing in the Decentralized Infrastructure Industry include: changes in inflation rates, interest rates, monetary policy, economic conditions; volatility in the price of metals; import controls, labor relations, global trade and competition, and political instability; environmental damage, depletion of resources, operational risk; intense competition and potentially rapid product obsolescence; fluctuations in energy prices, changes in the supply and demand of energy, depletion of resources, loss or impairment of intellectual property rights; and increased government regulation and intervention. The Decentralized Infrastructure Industry is an emerging growth industry, and therefore securities of such companies may be more volatile and, historically, have been more volatile than securities of companies operating in other, more established, industries. In addition, certain methods used to value Decentralized Infrastructure Industry companies, particularly those that have not yet traded publicly or profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of the prices of these securities.

Equity Securities Risk—Equity security values held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of the securities participate or other factors relating to the companies. The Fund may invest in issuers located outside the United States.

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Commodity Risk—The Fund may have exposure to the commodities markets, subjecting the Fund to risks not associated with investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, including drought, floods, weather, livestock disease, embargoes, and tariffs. The prices of industrial metals, precious metals, agriculture, and livestock commodities may fluctuate widely due to changes in value, supply and demand, and governmental regulatory policies.

Gold and Silver Miners Risk—The Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries. Equity investments related to gold and silver miners have historically been more volatile than general equity markets and may be considered speculative. These investments are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold and silver mining companies. Also, precious metals miners are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. As a result, the share price of gold and silver mining companies may be more volatile than other types of investments. Additionally, increased energy, environmental or labor costs may depress the value of investments in precious metals miners.

Foreign Securities Risk—Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns. Currency exchange rates may fluctuate significantly over short periods of time. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.

ADRs Risk—ADRs involve many of the same risks as those associated with direct investment in foreign securities but give rise to certain additional risks. ADRs listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the foreign share to which the ADR relates. When the Fund invests in an ADR as a substitute for an investment directly in the related foreign share, the Fund is exposed to the risk that the ADR may not provide a return that corresponds precisely with that of the related foreign share. In addition, investments in ADRs may be less liquid than investing directly in the related foreign share in its primary trading market.

Active Management Risk—The Sub-Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Sub-Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag behind relevant benchmarks or other funds with similar objectives.

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Conflict of Interest— The Adviser and its affiliates manage other accounts and may face conflicts in allocating investment opportunities, time, and resources. In addition, certain investment techniques, including the possible use of leverage, may increase the Adviser’s compensation, creating incentives that may not align with the interests of shareholders.

Derivative Instruments—Transactions in derivative instruments present risks arising from increased volatility, the possibility of default by a counterparty, and illiquidity. The Fund will not employ leverage in the use of derivative instruments for hedging purposes. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. The Fund intends to limit operational and legal risks by emphasizing the use of listed option contracts.

Market Events Risk—The value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. government securities markets and ultimately the Fund. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

Armed conflicts between Russia and Ukraine in Europe and Hamas, Iran and Israel in the Middle East could adversely affect global energy, commodity and financial markets and, therefore, could affect the value of Fund Investments. The extent and duration of these conflicts, related sanctions and resulting market disruptions are impossible to predict and could be substantial. These events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, global energy and financial markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. The price and liquidity of investments may fluctuate widely as a result of these conflicts and related events. Any such disruptions caused by these conflicts or resulting sanctions may magnify the impact of other risks described in this Prospectus.

The impairment or failure of one or more banks with whom the Fund transacts may inhibit the Fund’s ability to access depository accounts. In such cases, the Fund may be forced to delay or forgo investments, resulting in lower Fund performance. In the event of such a failure of a banking institution where the Fund or other Fund Investment holds depository accounts, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC. In such instances, the Fund or other Fund Investment may not recover such excess, uninsured amounts.

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Additionally, extreme weather events may pose long-term threats to physical and biological systems. Potential hazards and risks related to extreme weather events for a State or municipality include, among other things, wildfires, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years have demonstrated vulnerabilities in a State’s or municipality’s infrastructure to extreme weather events. Extreme weather events, if they materialize, can adversely impact a State’s or municipality’s financial plan in current or future years. In addition, economists and others have expressed increasing concern about the potential effects of extreme weather events on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes and divestment movements tied to concerns about extreme weather events could adversely affect the value of certain land and the viability of industries whose activities or products may be seen as accelerating climate change. The Fund cannot predict the reasonableness, effects or likelihood of such events on the U.S. and world economies. The Fund could be materially impacted if such events occur, which may, in turn, negatively affect the value and performance the Fund.

Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. As the use of technology grows, liquidity and market movements may be affected. As artificial intelligence is used more widely, the profitability and growth of Fund Investments may be impacted, which could significantly impact the overall performance of the Fund.

Fund Related Risks

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares—The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. The Fund is neither a liquid investment nor a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis.

The Fund does not list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. [The Fund does not currently plan to repurchase Shares for five (5) years or whenever Brilliant Light Powers completes its initial public offering, whichever occurs first.] Thereafter (i) the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV (after all applicable fees), or, in certain circumstances, at a discount and (ii) the Adviser intends to recommend to the Board that, in normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets annually on [November 30] of each year. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

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In considering whether to repurchase Shares during periods of financial market stress or other substantial uncertainties, the Board may offer to repurchase Shares at a discount to their prevailing NAV that the Board believes appropriately reflects market conditions, subject to applicable law. Further, repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act.

Non-Diversified Status—The Fund is a “non-diversified” management investment company. Thus, the Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN TAX CONSIDERATIONS.”

Valuation for Fund Investments Uncertain—Under the Investment Company Act, the Fund is required to carry Fund Investments at market value or, if there is no readily available market value, at fair value as determined by the Fund’s Valuation Designee (described below), in accordance with the Fund’s valuation policy, which has been approved by the Board and is consistent with the Adviser’s Valuation Policy. There is not a public market or active secondary market for the securities of the privately held companies in which the Fund intends to invest. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates or unaudited figures, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Fund Investments. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Valuations Subject to Adjustment—The valuations based upon which the Fund determines its NAV may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations may be revised as a result of recommendations by the Fund’s independent auditor. Other adjustments may occur from time to time, and may include considerable valuation adjustments if a private company in which the Fund invests becomes publicly traded. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances as described in “REPURCHASES OF SHARES— Periodic Repurchases.” As a result, to the extent that such subsequently adjusted valuations or revisions to the NAV of a Fund Investment adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at an NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at an NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Leverage—The Fund may employ leverage within limits imposed by the Investment Company Act. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

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Failure to Qualify as a RIC or Satisfy Distribution Requirement—If the Fund fails to qualify for or maintain its Regulated Investment Company (“RIC”) status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Requirements—In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, the Fund will be required to pay taxes in order to take advantage of the cure if the failure is not de minimis (which taxes may be substantial), and there may be constraints on the Fund’s ability to dispose of its interest in a Fund Investment that limit utilization of this cure period. Because the Fund’s allocable portion of a Fund Investment’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify or maintain its RIC status and thus become subject to corporate- level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN TAX CONSIDERATIONS.”

Cybersecurity Risk—The Adviser, Sub-Adviser and other service providers of the Fund process, store and transmit large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of Shareholders. The Adviser and Sub-Adviser have procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches, but such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser or Sub-Adviser may be susceptible to compromise, leading to a breach of the Adviser’s or Sub-Adviser’s network. The Adviser’s and Sub-Adviser’s systems or facilities, on-line services and/or the Fund’s accounts may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Breach of the Adviser’s or Sub-Adviser’s information systems or the Fund’s accounts may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed. The service providers of the Adviser, Sub-Adviser and the Fund are subject to the same electronic information security threats as the Adviser and Sub-Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed. The loss or improper access, use or disclosure of the Adviser’s, Sub-Adviser’s or the Fund’s proprietary information may cause the Adviser, Sub-Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and/or the Shareholders.

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MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser and the Sub-Adviser

Parvin Fund Management, LLC (the “Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as the Adviser of the Fund and is responsible for managing the Fund’s overall investment strategy. The Adviser’s principal address is 401 E, 8th Street, Suite 200, Sioux Falls, SD 57103. The Adviser is a South Dakota limited liability company formed in September 2020 to provide management services to investment companies.

Parvin Asset Management, LLC (the “Sub-Adviser”), an investment adviser registered with the SEC under the Advisers Act, serves as sub-adviser for the Fund and is responsible for selecting and implementing Fund Investments. The Sub-Adviser is located at 401 E, 8th Street, Suite 200, Sioux Falls, SD 57103. The Sub-Adviser is a South Dakota limited liability company that provides investment advisory services to investment companies and individual separate accounts, with approximately $165 million assets under management as of September 30, 2025. The Sub-Adviser and Adviser are related entities under common ownership.

Portfolio Managers

The personnel of the Sub-Adviser who currently have primary and joint responsibility for management of the Fund are:

[___________]

[___________]

[___________]

Additional information about the portfolio managers’ compensation, other accounts managed, and other portfolio manager information is provided in the SAI. The SAI is available free of charge by calling [________] or by visiting the Fund’s website at [_______].

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”), the Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual Investment Management Fee, payable monthly in arrears, in a maximum amount equal to [___]% of the Fund’s Managed Investments. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents. The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

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Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), the Adviser shall pay the Sub-Adviser a sub-advisory fee (the “Sub-Advisory Fee”) from the Investment Management Fee it receives from the Fund. The Sub-Advisory Fee will be payable on a monthly basis in arrears promptly following the time that the Investment Management Fee is paid or, if deferred or waived, would have been paid, to the Adviser pursuant to the Investment Management Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement will be available in the Fund’s initial shareholder report.

ADMINISTRATOR AND TRANSFER AGENT

[__________], located at [____________], serves as the Fund’s administrator and transfer agent (the “Administrator”). The Administrator maintains the records of the Shareholders’ accounts, answers Shareholders' inquiries concerning their accounts, processes purchases and repurchases of the Shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, the Administrator provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

CUSTODIAN

[__________], located at [____________], serves as the Fund’s custodian ("Custodian"). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND EXPENSES

The Investment Management Agreement provides that the Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund (including the Fund’s Chief Compliance Officer); clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization will be expensed as they are incurred and initial registration of Shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, and accounting and pricing services agent; expenses, including clerical expenses, of issue, sale, redemption or repurchase of Shares of the Fund; the cost of preparing and distributing reports and notices to Shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to Shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to Shareholders; expenses of Shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act (but only such expenses that it is so authorized to pay); and all other operating expenses not specifically assumed by the Adviser. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees, organizational and offering costs incurred prior to the commencement of operations and such extraordinary or non-recurring expenses as may arise, including any expenses or costs (including settlement costs) arising from or incurred in connection with any Legal Action to which the Fund may be a party or to which it may otherwise be subject, and indemnification of the Fund’s trustees and officers with respect thereto. The Investment Management Agreement defines “Legal Action” as any examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, as well as any complaint, lawsuit or subpoena by any regulator, Shareholder of the Fund or other party.

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NET ASSET VALUE

[The price (NAV) of the Shares is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.] For a description of the methods used to determine the NAV, see "Plan of Distribution – Purchasing Shares" below.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Options on equity securities generally are valued using the midpoint of the closing bid and ask prices. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are fair valued as described below.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”) and has approved the delegation of the day-to-day work of determining fair values and pricing responsibility for the Fund to the Adviser as the Fund’s fair value designee (“Valuation Designee”), subject to the oversight of the Board. For equity securities that are not publicly traded or for which market prices are not readily available (unquoted investments), fair value is determined in good faith. Determining the fair value of investments for which market values are not readily available is necessarily subject to incomplete information, reporting delays and many subjective judgments; accordingly, fair value determinations made by the Valuation Designee should be considered as estimates. Due to the inherent uncertainty involved in such determinations, the reported fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV and the Fund if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

PLAN OF DISTRIBUTION

[____________], located at [__________], serves as the distributor for the Shares (the “Distributor”) pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor acts as the distributor of Shares on a best efforts basis pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares.

Shares are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive purchase orders and redemption requests on its behalf. Such intermediaries are authorized to designate other intermediaries to receive purchase orders and repurchase requests on the Fund's behalf. The Fund will be deemed to have received a purchase order or redemption request when an authorized intermediary or, if applicable, an intermediary's authorized designee, receives the order or request.

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The Fund and the Distributor have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Shares. The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for the Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither the Adviser nor the Distributor intends to make a market in the Shares.

Description of the Shares

The Fund is currently authorized to offer one class of Shares, although it may offer other classes of Shares in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of such Shares, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; and (7) any conversion features, as permitted under the Investment Company Act.

Purchasing Shares

The minimum initial investment in the Fund by any investor is $2,500, however, the Fund, in its sole discretion, may accept investments below the minimum. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than [$______] and incremental contributions are not less than [$100]. The purchase price of Shares is based on the NAV per Share as of the date such Shares are purchased. Shares will be made in full and fractional shares.

Shares are not subject to any initial sales charge.

Opening an Account

You may purchase shares directly from the Fund. You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Fund to sell Shares. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase Shares.

If you are investing directly in the Fund for the first time, please call the Administrator at [_________] to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call [_____________].

You may buy Shares on any "business day." Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays: New Years Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Shares are sold at NAV. The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time ("ET"). The Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

[__________]

Purchase orders received in "proper form" by the Administrator before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

●	Fund name and account number;
●	Account name(s) and address;
●	The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment. All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash, credit cards and third-party checks will not be accepted. Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the Administrator or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund's agent) each have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Administrator at [_____________] to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, Custodian and Administrator are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Administrator. The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($[___] minimum per purchase) from your bank or savings account.

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Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Shareholder, the Fund can redeem Shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Administrator.

Financial Intermediary Compensation

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at [_________] on days the Fund is open for business or contact your financial institution.

REPURCHASES OF SHARES

The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

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[The Fund does not currently plan to repurchase Shares for five (5) years or whenever Brilliant Light Powers completes its initial public offering, whichever occurs first. However, the Adviser may recommend at any time to the Board that the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets.]

The Fund will make repurchase offers, if any, to all holders of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of [$____] worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;
●	the working capital and liquidity requirements of the Fund;
●	the relative sizes of the repurchase requests and the Fund;
●	the past practice of the Fund in repurchasing Shares;
●	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
●	the Fund’s investment plans and the liquidity of its assets (including fees and costs associated with liquidating Fund Investments).

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board may offer to repurchase Shares at a discount to their prevailing NAV that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). The benefit of any Shares repurchased at a discount will be for the benefit of the Fund.

Procedures for Repurchase of Shares

The following is a summary of the procedures employed by the Fund in connection with the repurchase of Shares.

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The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Administration Fee, and any Early Repurchase Fee (as defined below), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Each repurchase offer will be offered pursuant to the tender offer rules of the Exchange Act.

Payment by the Fund upon a repurchase of Shares is expected to be made in cash. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Agreement and Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date. Shareholders whose written tenders are not accepted by the Fund for payment prior to the expiration of forty business days from the commencement of the offer, have the right to withdraw their tender requests.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

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A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the Investment Company Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to NAV under certain circumstances.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

[Mandatory Repurchase by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares. Any involuntary redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act.]

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its net taxable income to its Shareholders each year. For any distribution, the Fund calculates each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund makes its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP remain nevertheless subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gain proceeds from the sale of Fund Investments, non-capital gain proceeds from the sale of Fund Investments, dividends or other distributions paid to the Fund and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

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Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund has elected to be treated as a RIC under the Code. To qualify for and maintain its RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and 90% of its net tax-exempt income, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year in which the spillover dividend is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” dividend reinvestment plan (“DRIP”) pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares including fractional shares unless a Shareholder elects otherwise. Any distributions of the Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, including fractional shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares (including fractional shares) issued pursuant to the DRIP will have the same voting rights as all other Shares.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP at the time shares are purchased or by notifying the Administrator in writing at [_____________]. Such written notice must be received by the Administrator sixty (60) days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

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There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at [___________], or by calling the Administrator at [_________].

All correspondence concerning the DRIP should be directed to the Administrator by mail at Parvin Decentralized Fund, c/o [____________], or by calling the Administrator at [_________].

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the IRS, and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any taxable year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long- term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders (the “Annual Distribution Requirement”). The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or some of its investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

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The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion and the illiquidity of certain of the Fund’s investments, each year the Fund is likely to be liable for a 4% excise tax on some portion of its income and gains.

In addition to the distribution requirements, in order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and
●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:
●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and
●	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).
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The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of Title A, Chapter 1 of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” for purposes of this discussion is a beneficial owner of Shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;
●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;
●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
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Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20%(plus a 3.8% net investment income tax) in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than twelve months. Otherwise, the gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

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In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the same 21% rate that applies to ordinary income. Individual Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period on IRS Forms 1099 when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders, including those acquired through the DRIP, will be considered “covered” securities. The Fund has chosen “high cost” as the Fund’s default tax lot identification method for all Shareholders, although if your shares are held through a broker, the broker may choose an alternative default tax lot identification method. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non- corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to an additional 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition of Shares (in each case, unless such Shares are held in connection with certain trades or businesses) but will be reduced by any deductions properly allocable to such distributions or net gain.

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U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by most tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non- U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or repurchase of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

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If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or repurchase of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

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THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS

The Fund was organized as a Delaware statutory trust on November 12, 2025, and is governed by an Agreement and Declaration of Trust (the “Declaration of Trust”). The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Shares of beneficial interest. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund.

The Declaration of Trust provides that no Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Fund or any class of Shares. Neither the Fund nor the Trustees, nor any officer, employee, or agent of the Fund shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. The Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

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The Declaration of Trust provides that the Board shall have full power and authority, in its sole discretion and without obtaining any prior authorization or vote of the Shareholders, to fix or change such preferences, voting powers, rights, and privileges of any class of Shares of the Fund as the Board may from time to time determine; provided, however, that Shareholders shall have the power to vote to approve any amendment to the shareholder indemnification provision that would have the effect of reducing the indemnification provided thereby.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow money and in this connection issue notes or other evidence of indebtedness. The terms of any borrowings may limit the payment of dividends to shareholders. The Fund does not intend to hold annual meetings of Shareholders. At meetings, Shares of the Fund entitle their holders to one vote per Share; however, separate votes are taken by each class of Shares on matters affecting an individual class of Shares.

In the event of liquidation of the Fund, the Fund will pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund, but for which the identity of the claimant is unknown, and claims and obligations that have not been made known to the Fund or that have not arisen but that, based on the facts known to the Fund, are likely to arise or to become known to the Fund within 10 years after the date of dissolution of the Fund. Any remaining assets held with respect to the Fund shall be distributed to the Shareholders.

Pursuant to the Fund’s Bylaws, all Shares issued by the Fund shall be uncertificated, and no shareholder shall have the right to demand or require that a certificate be issued. The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund’s knowledge, is there, or is there expected to be, any secondary trading market in the Shares.

Provisions in the Declaration of Trust and Bylaws Regarding Derivative Claims, Forum Selection and Jury Trial Waiver

The Fund’s Declaration of Trust provides that, in addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if certain conditions are met. The conditions include, in summary: (1) Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed (a demand shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees is composed of Trustees who are not Independent Trustees and the Board of Trustees has not established a committee to consider the merits of such action or, if the Board of Trustees has established such a committee, a majority of that committee is composed of Trustees who are not Independent Trustees); (2) unless a demand is not required pursuant to the foregoing (1) and except with respect to claims arising under the U.S. federal securities laws as described below, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding, or Classes to which such action relates if it does not relate to all Classes, must join in the pre-suit demand for the Trustees to commence such action (referred to herein as the “joinder provision”); (3) unless a demand is not required pursuant to the foregoing (1) and except with respect to claims arising under the U.S. federal securities laws as described below, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; including retaining counsel or other advisors in considering the merits of the request which may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action, (4) the Board of Trustees may designate a committee of one or more Trustees to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are Independent Trustees; (5) except with respect to claims arising under the U.S. federal securities laws as described below, in addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each Shareholder of the Trust or any Class agrees that any claim that affects all Shareholders of a Class either equally or proportionately based on their number of Shares in such Class, must be brought as a derivative claim irrespective of whether such claim involves a violation of the Shareholders’ rights under this Agreement or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim (referred to herein as the “proportionate share provision”).

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Federal securities claims are not specifically carved out of the Declaration of Trust provisions on shareholder derivative claims, except that they are excluded from the joinder provision requirements described above as well as the proportionate share provision described above to the extent that the federal securities laws, rules or regulations, do not permit the application of such provisions. These provisions may limit a Shareholder’s ability to bring a claim against the Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims.

The Declaration of Trust provides that, in accordance with Section 3804(e) of the Delaware Statutory Trust Act, any suit, action, or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares, and seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration of Trust, the Trust, any Class, or any Shares, including any claim against the Trust, any Class, the Trustees, or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware, to the extent that court has subject matter jurisdiction over the claims asserted, or, if it does not, in the Superior Court of the State of Delaware; provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. federal securities laws (“Exclusive Jurisdictions”). The Declaration of Trust further provides that, in connection with any claim brought in any such court , the right to jury trial is irrevocably waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. The designation of Exclusive Jurisdictions may make it more expensive for a Shareholder to bring a suit than if the Shareholder were permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a Shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the Shareholder. It is possible that a court may choose not to enforce these provisions of the Fund’s Declaration of Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of [______________], located at [___________], has been selected as independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2026. [_________] will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Fund.

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ADDITIONAL INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at [____________] to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site [____________].

You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

All dealers that effect transactions in Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

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SUBJECT TO COMPLETION

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Preliminary SAI Dated April 1, 2026

Parvin Decentralized Fund

STATEMENT OF ADDITIONAL INFORMATION

[_______], 2026

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus for the Parvin Decentralized Fund (the “Decent Fund” or the “Fund”) dated [_________], 2026, as it may be further amended or supplemented from time to time. A copy of the Fund’s Prospectus annual and semi-annual reports (when available) and additional information about the Fund can be obtained at no charge by writing the transfer agent, [__________], at [__________], by calling [__________], or by visiting the Fund’s website [__], when available. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov). The Fund’s Prospectus is incorporated by reference into this SAI.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

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DESCRIPTION OF THE FUND

The Parvin Decentralized Fund (the “Decent Fund or the “Fund”) is a newly organized, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 12, 2025. The Fund’s Agreement and Declaration of Trust dated November 12, 2025 (the “Trust Agreement”) permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Decent Fund is Parvin Fund Management, LLC (the “Adviser”). The investment sub-adviser to the Fund is Parvin Asset Management, LLC (the “Sub-Adviser”).

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective, Strategies and Risks

The Fund’s investment objective is to seek total return through a combination of capital appreciation and income generation. There can be no assurance that the Fund will achieve its investment objectives. The “Investment Practices, Techniques and Risks” section below contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use.

Fundamental Investment Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

1.	Borrow money or issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff;

2.	Act as an underwriter of another issuer’s securities; provided, however, that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities or other assets, regardless of whether the Fund may be considered to be an underwriter under the Securities Act;

3.	Make investments that will result in the “concentration” (as that term may be defined or interpreted under the 1940 Act and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff) of its investments in the securities of issuers primarily engaged in the same industry or group of industries, except that the Fund will concentrate its investments in the Decentralized Infrastructure Industry.

4.	Purchase or sell real estate, except as permitted by the 1940 Act and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff; and

5.	Purchase or sell physical commodities, except to the extent permitted by the 1940 Act and any other governing statute, and by the rules and regulations thereunder, and by the SEC or other regulatory agency with authority over the Fund;

6.	Lend any of its assets or make any other loan, except as permitted by the 1940 Act and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff; provided, however, that this restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests;

Explanatory Notes

The below notations are not considered to be part of the Fund’s fundamental investment restrictions and may be changed for the Fund without shareholder approval.

Unless otherwise indicated, all limitations under the Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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The Sub-Adviser defines the “Decentralized Infrastructure Industry” as being comprised of a group of industries that includes companies that the Sub-Adviser, through its own analysis, believes support independent, self-reliant lifestyles that are not dependent on any form of centralized control established to create dependency or monopolize human needs such as communication, education, energy, food, healthcare, money and credit, safety and shelter, among other basic requirements of civilized society.

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

Listed below is a more detailed discussion of some of the investments the Fund may make and some of the techniques that may be used:

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity, unless issued by smaller community banks. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

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Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Derivatives Risk

The risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance

Emerging Markets Securities

The Fund may purchase registered mutual funds, including ETFs and closed-end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

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Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis. Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund’s investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The value of lower quality securities is subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Illiquid and Restricted Securities

Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers.

The Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives. Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

When a Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in ETFs that focus on a particular sector, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The Fund may invest assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

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The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Precious Metals

The price of gold and silver may fluctuate substantially over short periods of time. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation, changes in currency exchange rates and changes in industrial and commercial demand for metals (including fabricator demand). Furthermore, substantial sales of primarily gold but also silver by central banks could adversely affect precious metals prices.

Precious Metals Miners

Equity investments related to gold and silver miners have historically been more volatile than general equity markets and may be considered speculative. These investments are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold and silver mining companies. Also, precious metals miners are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. As a result, the share price of gold and silver mining companies may be more volatile than other types of investments. Additionally, increased energy, environmental or labor costs may depress the value of investments in precious metals miners.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity. The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund. Furthermore, preferred stock dividends are not guaranteed and the Adviser can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions. The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act. At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Royalty Trusts

The Fund may invest in royalty trusts. Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. Examples of royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust. The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

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STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIP, a Fund will not receive regular interest payments. Instead, they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

U.S. Government Securities

The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund’s investments in U.S. Government securities may include agency step-up obligations. These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation. Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option. Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment. Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation. However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate. If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest. As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund. Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Fund and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Fund.

Board Leadership Structure

J. Steven Smith has served as a Trustee of the Board of Trustees (the “Board”) since November 2025. Mr. Smith is an “interested person” as defined in the 1940 Act by virtue of his controlling interest in the Adviser and his status as an officer of the Fund (“Interested Trustee”). The Board is comprised of Mr. Smith and [____] other Trustees, none of whom is an interested person (“Independent Trustees”). The Independent Trustees have selected [____________] as Lead Independent Trustee. [The Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Board believes it best to have a single Chairman who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Board believes that its Chairman together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Fund’s shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.]

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[The Chairman’s role is to preside at all meetings of the Board and the Lead Independent Trustee’s role is to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Lead Independent Trustee also serves as a key point person for dealings between management and the Trustees, and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility between the full Board and its standing committee (the Audit Committee) in a manner that enhances effective oversight.]

Board Risk Oversight

The Board of Trustees is comprised of Mr. Smith and [____] Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the Fund’s independent registered public accounting firm.

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Declaration of Trust and the By-Laws. The Board will meet at regularly scheduled meetings four times each year. In addition, the Board may hold special meetings to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing fiscal year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [___________________]. [_________] serves as Chair of the Audit Committee and has been designated as “audit committee financial expert.”

Trustee Qualifications

Generally, the Board believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Board believes that each of the Trustees’ overall merits, on an individual basis and in combination with those of the other Trustees, lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.]

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J. Steven Smith – Interested Trustee – Mr. Smith is a Managing Director of Parvin Fund Management and Parvin Asset Management. He is the lead portfolio manager for all strategies. Including his present role, Mr. Smith has compiled more than 45 years of experience in banking, securities analysis, corporate valuation and portfolio management as an investment committee member at Nuveen in Radnor, PA; investment banker at Morgan Stanley and Lehman Brothers; and Treasurer of Harman International. Mr. Smith received his BA in Economics from Williams College and earned an MBA from the Tuck School of Business at Dartmouth. Mr. Smith holds a CFA® as well as a Series 65 designation.

[______________________]

[______________________]

[______________________]

The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following tables provide information about Board of Trustees and the senior officers of the Fund. Information about each Trustee is provided below and includes each person’s: name, address, year of birth, present position(s) held with the Fund, and principal occupations for the past five years. Unless otherwise noted, the business address of each person listed below is c/o Parvin Fund Management, LLC, 401 E. 8th Street, Suite 200, Sioux Falls, SD 57103.

The following table provides information regarding each Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
[________] Year of Birth: [___]	Trustee	Indefinite / Since 2026	[_____]	1	[_____]
[________] Year of Birth: [___]	Trustee	Indefinite / Since 2026	[_____]	1	[_____]
[________] Year of Birth: [___]	Trustee	Indefinite / Since 2026	[_____]	1	[_____]

1 The “Fund Complex” consists of only the Fund.

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The following table provides information regarding each Trustee who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
J. Steven Smith [1] 401 E. 8th Street Suite 200 Sioux Falls, SD 57103 Year of Birth: 1954	Trustee, President and Principal Financial Officer	Indefinite / Since November 2025	Managing Director Parvin Fund Management, LLC, since Sept. 2020; Managing Director Parvin Asset Management, LLC, since Oct. 2000.	1	None
Todd H. Keating 401 E. 8th Street Suite 200 Sioux Falls, SD 57103 Year of Birth: 1967	Secretary	Indefinite / Since November 2025

Managing Director

Parvin Fund Management, LLC, since July 2022;

Managing Director

Parvin Asset Management, LLC, since July 2022;

Vice President

Citizens Financial Group, Inc, (financial institution) Feb. 2012-July 2022.

				N/A	N/A
[________] Year of Birth: [___]	[_____]	Indefinite / Since [____]	[_____]	N/A	N/A

1 J. Steven Smith is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Fund and a Managing Director of the Adviser.

2 The “Fund Complex” consists of only the Fund.

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No trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2025, which is before the inception date of the Fund.

[As of the date of this SAI no Independent Trustee or any of his or her immediate family members owns beneficially or of record, any security issued by the Adviser, the Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, the Sub-Adviser or the Distributor.]

The following table describes the compensation to be paid to the Independent Trustees during the Fund’s initial fiscal year. Trustees of the Fund who are deemed “interested persons” of the Fund receive no compensation from the Fund. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation from Parvin Decentralized Fund[1]	Total Compensation from Fund Complex[2]
[________________]	$[______]	$[______]
[________________]	$[______]	$[______]
[________________]	$[______]	$[______]

1 Proposed on the estimated aggregate compensation to be earned on the Independent Trustees for the period ending [November 30, 2026], representing the Fund’s first fiscal year, for services to the Fund.

2 The “Fund Complex” consists of only the Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Adviser, the Sub-Adviser and the Distributor are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund. These codes of ethics are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov, and that copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of the date of this SAI, [the Adviser owns 100% of the Fund and is the only shareholder because of its initial capital contribution to seed the Fund. The Adviser is located at 401 E. 8th Street Suite 200 Sioux Falls, SD 57103.]

INVESTMENT ADVISORY SERVICES

Investment Adviser

Parvin Fund Management, LLC, (“the “Adviser”), serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser (directly or through the Sub-Adviser) is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting the Fund’s Sub-Adviser and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. The Adviser was established in September 2020 for the purpose of providing investment advice to registered investment companies. As of [__________], the Adviser and its affiliate, Parvin Asset Management, had approximately $[___] million in assets under management. J. Steven Smith owns the entirety of the Adviser and Sub-Adviser.

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Under the terms of the advisory management agreement (the “Agreement” or “Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Fund, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies and restrictions. The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

Fund	Total Management Fee
Parvin Decentralized Fund	[___]%

The Advisory Agreement continues for an initial term of two years, and is renewed on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

Investment Sub-Adviser

Parvin Asset Management, LLC, (“the “Sub-Adviser”), serves as investment sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for selecting investments according to the Fund’s investment objective, policies and restrictions.

Under the terms of the sub-advisory management agreement (the “Sub-Advisory Agreement”), the agreement will terminate in the event of its assignment (as defined in the 1940 Act). The Sub-Advisory Agreement may be terminated by Trust, the Adviser, or by vote of a majority of the outstanding voting securities of the Fund, upon written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days’ written notice. The Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (“Initial Period”) and for more than one year from the end of the Initial Period only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Portfolio Manager

J. Steven Smith is the portfolio manager responsible for the day-to-day management of the Fund. As of [__________], he also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[__]	$[____]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	[__]	$[____]	0	$0

The Adviser has not identified any material conflicts between the Fund and other accounts managed by J. Steven Smith. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Further, a potential conflict could include Mr. Smith’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

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[The portfolio manager, J. Steven Smith, is the owner of the Adviser and Sub-Adviser and thus benefits from any profits generated by the Adviser and Sub-Adviser.]

Prior to the date of this SAI, the Fund had not yet commenced operations and the portfolio manager did not own any shares of the Fund.

Commodity Exchange Act (“CEA”) Regulation and Exclusions

[The Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC with respect to the Fund. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. The Fund is permitted to invest in these instruments as further described in the Prospectus and SAI. However, the Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or the Prospectus or SAI.]

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell a Fund's shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

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DETERMINATION OF SHARE PRICE

[The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. For a description of the methods used to determine the net asset value, see “NET ASSET VALUE” in the prospectus.]

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, as Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Fund. [Unregistered shares of private companies are valued at cost on a daily basis, subject to an annual appraisal that may adjust the price at which such shares are valued.]

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

CERTAIN TAX CONSIDERATIONS

The following is a summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in shares by a shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold shares. This summary assumes that investors hold shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this SAI, the Treasury Regulations, rulings of the IRS, and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership with respect to the shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of shares.

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Taxation as a RIC

As a regulated investment company (“RIC”), in any taxable year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long- term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its shareholders (the “Annual Distribution Requirement”). The Fund intends to distribute, in its shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or some of its investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the shareholder, and such shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the shareholder’s cost basis for its shares. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the shareholder’s gross income over the tax deemed paid by the shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion and the illiquidity of certain of the Fund’s investments, each year the Fund is likely to be liable for a 4% excise tax on some portion of its income and gains.

In addition to the distribution requirements, in order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

	●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

	●	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

18

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to shareholders. The Fund would not be able to deduct distributions to its shareholders, nor would the Fund be required to make distributions to its shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of Title A, Chapter 1 of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. shareholder” for purposes of this discussion is a beneficial owner of shares that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

19

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% plus a 3.8% net investment income tax) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of shares owned by a U.S. shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. shareholder’s income as long-term capital gains and (ii) the U.S. shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. shareholders on December 31 of the year in which the distribution was declared.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of its shares. The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held its shares for more than twelve months. Otherwise, the gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In addition, there is a risk that shareholders whose proportionate ownership of the Fund increases as a result of a repurchase offer, including shareholders who do not tender or sell any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the shares of the Fund; if isolated, any such risk is likely remote

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the same 21% rate that applies to ordinary income. Individual shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

20

The Code requires the Fund to report U.S. shareholders’ cost basis, gain/loss, and holding period on IRS Forms 1099 when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s shares acquired by non-tax-exempt shareholders be considered “covered” securities. The Fund has chosen “high cost” as the Fund’s default tax lot identification method for all shareholders, although if your shares are held through a broker, the broker may choose an alternative default tax lot identification method. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s standing method and will be able to do so from the time you are admitted as a shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non- corporate U.S. shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to an additional 3.8% tax on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the shares, and net gain attributable to the disposition of shares (in each case, unless such shares are held in connection with certain trades or businesses) but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to shareholders of unrelated business taxable income (“UBTI”) from being realized by most tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in shares if such tax-exempt shareholder borrows to acquire its shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. shareholder” generally is a beneficial owner of shares that is not a U.S. shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non- U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

21

Properly designated dividends received by a Non-U.S. shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale or repurchase of shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States,) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. shareholders, distributions (both cash and in shares), and gains realized upon the sale or repurchase of shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. shareholder, which may include providing certain information in respect of such Non-U.S. shareholder’s beneficial owners).

*****

THE TAX AND OTHER MATTERS DESCRIBED IN THIS SAI DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

22

OTHER INFORMATION

Proxy Voting Policies and Procedures

[The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. A copy of the proxy voting policies of the Adviser are attached hereto as Appendix A.] The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, [__________]. The information also will be available on the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling [__________] and will be sent within three business days of receipt of a request.

Custodian

[__________], located at [____________], serves as the Fund’s custodian ("Custodian"). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Fund Accounting Agent

[__________], located at [____________], acts as the transfer agent ("Transfer Agent") for the Fund. Transfer Agent maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Transfer Agent provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services.

Administrator

[___________], located at [__________], serves as the Fund’s administrator (“Administrator”). Administrator will be paid $[____] per month for its administration services.

Compliance Services

Pursuant to a Consulting Agreement (the “Consulting Agreement”), [____________] will provide compliance services to support the regulatory compliance responsibilities of the Fund’s Chief Compliance Officer, [_______________].

Independent Registered Public Accounting Firm

The firm of [__], has been selected as independent registered public accounting firm for the Fund for the fiscal year ending [November 30, 2026]. [__] will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Fund.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm's report thereon appearing in the Fund's Annual Report, once issued, will be incorporated herein by reference in this SAI. Once available, incorporated materials not delivered with the SAI may be obtained, without charge, by writing the transfer agent, [___________], at [_______________], or by calling [_____________], or from the Fund's website ([__________]).

23

Appendix A

Proxy Voting Policies and Procedures

[__]

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Certificate of Trust dated November 12, 2025, as filed on December 12, 2025
a.2	Agreement and Declaration of Trust dated November 12, 2025, as filed on December 12, 2025.

b.	By-laws of Registrant effective as of November 12, 2025, as filed on December 12, 2025.

c.	None.

d.	Rights of security holders are contained in the Agreement and Declaration of Trust and the Bylaws, both of which are filed herewith.
(1) See: Article II, “Shares of Beneficial Interest”, Article III, “The Trustees”, Article VI, “Shareholders’ Voting Powers and Meeting”, Article VII, “Net Asset Value, Distributions and Repurchases”, Article VIII, “Limitation of Liability and Indemnification”, and Article IX “Miscellaneous” of the Registrants Agreement and Declaration of Trust.
(2) See: Article IV, “Meetings of the Shareholders”, Article V, “Notices”, Article VI “Certificates of Shares and Share Ownership”, Article IX “Voting of Securities”, and Article X, “Amendments” of the Registrant’s By-Laws.

e.	None.

f.	None.

g.1	Investment Management Agreement dated [__]. *

g.2	Sub-Advisory Agreement dated [__]. *

h.	Distribution Agreement. *

i.	None.

j.	Custodian Agreement dated [__]. *

k.1	Transfer Agent Agreement dated [__]. *
k.2	Administration Agreement dated [__]. *
l.	Opinion and Consent of Stradley Ronon Stevens & Young, LLP. *

m.	Not Applicable.

n.	Consent of [__], an Independent Registered Public Accounting Firm. *

o.	None.

p.	Initial Capital Agreement. *

q.	None.
r.	Code of Ethics. *
s.	Calculation of Filing Fees Table is filed herewith.
t.	Powers of Attorney. *

*	To be provided by amendment.

Item 26: Marketing Arrangements

Reference is made to the Distribution Agreement to be filed by amendment as Exhibit h. to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$	[__]
Printing and engraving expenses	$	*
Legal Fees	$	*
Audit	$	*
Miscellaneous expenses	$	*
Total	$	*

*	To be provided by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

None.

Item 29: Number of Holders of Securities

At [ ], 2026:

Title of Class	Number of Record Holders
Common Shares	[__]

Item 30: Indemnification

Indemnification provisions for officers, trustees and employees of the Registrant are set forth in Article VIII of the Registrant’s Agreement and Declaration of Trust, dated November 12, 2025 and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 25(a)(2) and 25(b) above. Under the Agreement and Declaration of Trust:

“A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which the Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with the Trust.”

“Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.”

“In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust or any Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the Trust’s assets allocable to the applicable Class, to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Trust, on behalf of the affected Class, shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of the Class.”

“To the fullest extent permitted by applicable law, the Board of Trustees shall have the authority to purchase with Trust Property insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Covered Person in connection with any proceeding in which such Covered Person becomes involved by virtue of such Covered Person’s actions, or omissions to act, in its capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Covered Person against such liability.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Subadviser

This information is included in Form ADV filed with the SEC by Parvin Fund Management, LLC (Registration No. 801-119820), the Fund’s Investment Adviser, and by Parvin Asset Management, LLC, the Fund’s Sub-Adviser, (Registration No. 801-122001), both of which are incorporated by reference herein.

Item 32: Location of Accounts and Records

To be completed by amendment.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2.	Not applicable.

3.	The Registrant undertakes:
a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
ii.	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
iii.	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
b.	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
d.	that, for the purpose of determining liability under the Securities Act to any purchaser:
i.	Not applicable;
ii.	if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
i.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
ii.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
iii.	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
iv.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.	The Registrant undertakes that:
a.	For the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
5.	Not applicable.
6.	The Registrant undertakes that insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Sioux Falls, and State of South Dakota, on the 1st day of April, 2026.

PARVIN DECENTRALIZED FUND

/s/ J. Steven Smith
J. Steven Smith, Initial Trustee, President and Principal Financial Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ J. Steven Smith	Initial Trustee, President and Principal Financial Officer	April 1, 2026
J. Steven Smith

INDEX TO EXHIBITS

s.	Calculation of Filing Fees Table.